SECURITY AND PLEDGE AGREEMENT
(COMMERCIAL TRANSACTION)

THIS AGREEMENT, shall be effective October 31, 2017, made by TPT Global Tech, Inc. a Florida corporation and Matrixsites, Inc. ("Lender").

PRELIMINARY STATEMENTS:

Lender has agreed to accept a Promissory Note ("Note," as may be used herein) dated as of even date herewith pursuant to an Acquisition and Purchase Agreement ("Acquisition Agreement") by and between TPT Global Tech, Inc., Matrixsites, Inc. and TPT Global Tech, Inc. makes this Agreement to provide collateral for the Note. It is a condition precedent to the acceptance of the Note by Lender under the Acquisition Agreement that Pledgor shall have made the pledge contemplated by this Agreement.

NOW, THEREFORE, in consideration of the promises and in order to induce Lender to accept the Note, Pledgor hereby agrees as follows:

SECTION 1. Pledge. Pledgor hereby pledges, transfers and assigns to Lender a security interest in, the following collateral (the "Pledged Collateral"):

Intellectual property and backend code and technology for Mobile TV Broadcast Network and Social Media Platform.

SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations present or future, direct or indirect, absolute or contingent, matured or not, of Pledgor to Lender under the Note, whether for principal, interest, fees, expenses or otherwise, and all obligations present or future, direct or indirect, absolute or contingent, matured or not of Pledgor to Lender under this Agreement or the Acquisition Agreement and Promissory Note (all such obligations of Pledgor being the "Obligations"). Any violation of the terms, including covenants, representations, and warranties, of this Agreement or the Note is an "Event of Default" for which Lender shall have all rights and remedies hereunder and under the Note.

SECTION 3. Delivery of Pledged Collateral.

All certificates or instruments representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Upon written default notice by Lender to Pledgor, Lender shall have the right, after ten (10) days' written notice to Pledgor, to transfer to or to register in the name of Lender or any of their nominees any or all of the Pledged Collateral.

SECTION 4. Perfecting Security Interest.

(a) Pledgor shall cause a UCC-1 to be filed with the Secretary of State of Florida, and California evidencing the pledge of all of the Pledged Assets and Pledgor shall cause any other filings to be made and assist Lender in giving any notice as may be required to perfect or maintain Lender's security interest in Pledgor's common shares. Lender may file such UCC-1.

SECTION 5. Covenants, Representations and Warranties. Pledgor covenants, represents and warrants as follows:

(a) Pledgor is the full and legal owners of the Pledged Shares to the extent issued and outstanding, as applicable, and no other person has or will have any superior right, title, interest or claim in or to the Pledged Shares or to the proceeds thereof, or any part thereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable.

(b) Pledgor is, and as to the Pledged Collateral acquired after the date hereof, will be, the legal and beneficial owners of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

(c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

(d) Pledgor, TPT Global Tech, Inc. is duly organized, validly existing trust in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power, capacity and authority (i) to own, lease and operate its assets, properties and business and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, the Acquisition Agreement and the Promissory Note and the consummation of the transactions contemplated hereby and therein have been duly authorized by all necessary action by Pledgor.

(e) The execution, delivery and performance by Pledgor of this Agreement does not and will not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under (a) the incorporating documents or by-laws, (b) any indenture, mortgage, bond, license, permit or loan or credit agreement or any other agreement or instrument to which any Pledgor is a party or by which any Pledgor or any of its assets may be bound or affected or (c) any statute or law or judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority of any state or of the United States or any political subdivision of the foregoing. The execution, performance and delivery by the Pledgor of this Agreement will not result in the creation of any lien with respect to the assets of the Pledgor except for the lien created hereby with respect to the Pledged Collateral.

(f) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, winding up, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights and (ii) general equitable principles including rules governing the granting of specific performance and

injunctive relief, which are within the discretion of the court having jurisdiction.

(g) No authorization, consent, validation, approval, license, qualification or forma exemption from, and no filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person, whether located in the United States or elsewhere, is required (i) in connection with the authorization, execution, delivery or performance by Pledgor, of this Agreement, the Note and the transactions contemplated thereby, (ii) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance by Pledgor of this Agreement, the Note or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(h) Except as disclosed herein there is no action, suit, inquiry, litigation, arbitration or administrative or legal proceeding presently pending or, to the best knowledge of Pledgor, threatened against Pledgor before any court or administrative agency of any country or subdivision thereof.

(i) Neither Pledgor nor any portion of Pledgor's property is immune or exempt from the exercise of jurisdiction, whether arising through service or notice of judicial process, attachment or seizure prior to judgment, attachment or seizure in aid of execution following judgment or otherwise, by the courts of the State of Florida or any other state, province, country, nation or other territorial jurisdiction in which any portion of Pledgor's property is located or business is conducted except to the extent, if any, that jurisdiction may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights generally.

(j) Pledgor (i) is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, (ii) does not directly or indirectly control and is not controlled by a company which is an "investment company" as that term is defined in such Act and (iii) is not otherwise subject to regulation under such Act.

(k) The representations and warranties set forth herein hereof shall survive the execution of this Agreement and shall continue as long as there shall be any Indebtedness outstanding under this Agreement as if repeated and given again to Lender on each day during the term hereof.

SECTION 6. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, including without limitation filing one or more UCC-1s to protect Lender's security interest in Pledgor's Assets and making any filing statement or appearance before or with any other regulatory authority. Pledgor authorize Lender to file, in jurisdictions

where this authorization will be given effect, a financing statement signed only by Lender covering the Pledged Collateral. Pledgor will join Lender, at their request, in executing all financial statements in form satisfactory to Lender and Pledgor will pay the cost of filing or recording any such financial statement or of this Agreement if it is deemed by Lender to be necessary or desirable.

SECTION 7. Transfers and Other Liens; Additional Shares.

(a) Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

(b) Pledgor agrees that it will (i) cause Blue Collar Productions not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the issuer of the Pledged Shares.

SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instrument made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

SECTION 9. Lender May Perform. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 13.

SECTION 10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Florida, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Florida, at that time, and Lender may also, without notice except as specified below, exercise any voting or other consensual rights with respect to the Pledged Collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any

public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Lender, upon written Default Notice, after ten (10) days may notify Pledgor to deliver for sale and Lender may sell any collateral hereunder subject only to the applicable provisions of the Uniform Commercial Code as adopted in Florida.

SECTION 12. Expenses. Pledgor will, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder of (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

SECTION 13. Security Interest Absolute. All rights of Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Promissory Note, or any other agreement or instrument relating thereto;

(ii) any change in the time, manner, place or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Note;

(iii) any sale, exchange, release, surrender or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any setoff against all or any of the Obligations; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or third-party Pledgor.

SECTION 14. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor here from, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication), mailed or telegraphed or delivered to it, addressed to it at such party's last address; or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when

mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

SECTION 16. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor, its successors and assigns and (iii) inure to the benefit of Lender and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

SECTION 17. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Florida. Unless otherwise defined herein or in the Note, terms defined in the Uniform Commercial Code in the State of Florida are used herein as therein defined.

SECTION 18. Commercial Transaction. This transaction is not a consumer transaction, but, rather, a Commercial Security and Pledge Agreement to which the Uniform Commercial Code, as adopted in Florida, is applicable.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TPT GLOBAL TECH, INC.
a Florida Corporation

By: ______________________